UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities  Exchange Act of 1934

Date of Report (Date of earliest  event  reported):  February 3, 2005
                                                    (February 3, 2005)

                            SENECA FOODS CORPORATION
             (Exact name of registrant as specified in its charter)
   New York                          0-01989                     16-0733425
(State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
           Incorporation)                                  Identification No.)

3736 South Main Street, Marion New York                         14505-9751
(Address of principal executive offices)                        (Zip Code)
       Registrant's Telephone Number, Including Area Code: (315) 926-8100

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))
        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02 Results of Operations and Financial Condition
On February 3, 2005, Seneca Foods Corporation issued a revised press release on 3rd Quarter results furnished as Exhibit 99, attached hereto.

Item 9.01 Financial Statements and Exhibits.
Exhibit 99 Press Release dated February 3, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SENECA FOODS CORPORATION
Dated: February 3, 2005                      By:       /s/ Kraig H. Kayser
                                                       -------------------
                                             Name:     Kraig H. Kayser
                                                       President and Chief
                                                       Executive Officer

                                  EXHIBIT INDEX

Exhibit     Description

99          Press Release of Seneca Foods Corporation dated February 3, 2005.

                                   Exhibit 99

February 3, 2005                                      FOR IMMEDIATE RELEASE
                                                      Contact: Philip Paras, CFO
                                                      (315-926-8100)


PRESS RELEASE

     For the nine months ended December 25, 2004, net sales totaled $689,567,000 versus $724,793,000 for the comparable period last year. The year-to-date net earnings were $5,434,000 or $.49 per diluted share as compared with $9,469,000, or $.86 per diluted share, last year. Current quarter and year-to-date pre-tax results include a $5,710,000 non-cash impairment charge and severance expenses of $94,000 related to the closure of processing facilities in Walla Walla, Washington and Marion, New York. Current year-to-date pre-tax results include other income of $3,376,000 which is the net effect of a $3,862,000 gain on the sale of Moog Inc. stock, a non-cash charge of $528,000 in deferred financing costs related to a reduction in the Company's revolving credit facility from $200 million to $150 million and a $42,000 gain on the sale of assets.
     Seneca Foods Corporation is primarily a vegetable processing company with manufacturing facilities located throughout the United States. Its products are sold under the Libby's(R), Aunt Nellie's Farm Kitchen(R), Stokely's(R), READ(R), and Seneca(R) labels as well as through the private label and industrial markets. In addition, under an alliance with General Mills Operations, Inc., a successor to the Pillsbury Company and a subsidiary of General Mills, Inc., Seneca produces canned and frozen vegetables, which are sold by General Mills Operations, Inc. under the Green Giant(R) label. Seneca's common stock is traded on the Nasdaq National Stock Market under the symbols "SENEA" and "SENEB".

                                                          Seneca Foods Corporation
                                        Unaudited Condensed Consolidated Statements of Net Earnings
                                      For the Periods Ended December 25, 2004 and December 27, 2003
                                                (In thousands of dollars, except share data)

                                                                              Quarter                         Year-to-Date
                                                                      --------------------               ---------------------
                                                                      2004            2003               2004             2003
                                                                      ----            ----               ----             ----

Net sales                                                             $ 306,794        $ 325,303          $ 689,567       $ 724,793
                                                                   ============    =============      =============     ===========

Plant restructuring expense (note 3)                                   $ (5,804)            $ -           $  (6,423)            $ -
                                                                   ============    =============      =============     ===========

Other income, net (note 4)                                                 $ -               $ -            $ 3,376             $ -
                                                                   ============    =============      =============     ===========

(Loss) Earnings before income taxes                                     $(2,480)         $ 3,094           $  8,908        $ 15,523

Income taxes                                                               (967)           1,207              3,474           6,054
                                                                   ------------    -------------      -------------     -----------
Net (loss) earnings                                                     $(1,513)         $ 1,887            $ 5,434         $ 9,469
                                                                   ============    =============      =============     ===========

Basic (loss) earnings per share                                          $(0.14)          $ 0.17             $ 0.49          $ 0.87
                                                                   ============    =============      =============     ===========

Diluted (loss) earnings per share                                        $(0.14)          $ 0.17             $ 0.49          $ 0.86
                                                                   ============    =============      =============     ===========

Weighted average shares outstanding basic                            11,125,723       11,125,723         11,125,723      10,910,669
                                                                   ============    =============      =============     ===========

Weighted average shares outstanding diluted                          11,125,723       11,193,113         11,193,113      10,978,059
                                                                   ============    =============      =============     ===========

Note 1: The diluted earnings per share includes the effect of convertible shares for the Year-to-Date periods and prior year quarter.  The effect of convertible preferred stock has not been considered for the quarter ended December 25, 2004 since its inclusion would have been anti-dilutive.

Note 2: Prior year results include the Chiquita Processed Foods, L.L.C. operations from the date of acquisition, May 27, 2003
        (seven months).

Note 3: Plant restructuring expense in the quarter period includes a $5,710,000 non-cash impairment charge and severance expenses of $94,000 related to the closure of processing facilities in Walla Walla, Washington and Marion, New York.

Note 4: Plant restructuring expense in the year-to-date period includes a $619,000 charge for severance expense related to exiting a line of contract packing business and a $5,710,000 non-cash impairment charge and severance expenses of $94,000 related to closure of processing facilities in Walla Walla, Washington and Marion, New York.

Note 5: Other income in the year-to-date period of $3,376,000 is the net effect of a $3,862,000 gain on the sale of Moog Inc.
        stock, a non-cash charge of $528,000 in deferred financing costs related to a reduction in the Company's  revolving credit facility from $200 million to $150 million and a $42,000 gain on the sale of assets.

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